UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2025

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Forward Industries, Inc.

(Exact name of registrant as specified in its charter)

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New York	001-34780	13-1950672
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

700 Veterans Memorial Hwy. Suite 100

Hauppauge, New York 11788

(Address of Principal Executive Office) (Zip Code)

(631) 547-3055

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FORD	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Forward Industries, Inc. (the “Company”) is filing this Current Report on Form 8-K solely to file as an exhibit the legal opinion of Nason, Yeager, Gerson, Harris & Fumero, P.A. relating to the validity of the 1,783,783 shares of the Company’s common stock sold and issued to two accredited investors in a registered direct offering at a price per share of $18.50. The shares of common stock were offered and sold pursuant to the Company’s effective shelf Registration Statement on Form S-3 (File No. 333-287907) filed with the Securities and Exchange Commission (the “SEC”) on June 10, 2025 and declared effective by the SEC on June 20, 2025.

The legal opinion is filed herewith as Exhibit 5.1 to this report and is incorporated by reference into the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
5.1	Opinion of Nason Yeager, Gerson, Harris & Fumero, P.A. regarding validity of the securities to be issued
23.1	Consent of Nason, Yeager, Gerson, Harris & Fumero, P.A. (included in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORWARD INDUSTRIES, INC.

Date: September 12, 2025	/s/ Kathleen Weisberg
Kathleen Weisberg
Chief Financial Officer

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